ASSET-BACKED FINANCING FACILITY
Advanta Business Services Corp., as Servicer
Monthly Servicer Certificate

Collection Period:                                 July 1, 1998 - July 31, 1998

Settlement Date:                                          17-Aug-98
                                                   ------------------------

A.   SERIES INFORMATION
     ------------------

     Advanta Leasing Receivables Corp. IV and
     Advanta Leasing Receivables Corp. V
     Equipment Receivables Asset-Backed Notes,
     Series 1998-1
I.   SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED
     ------------------  -----------------------------------

     (a.)   Beginning Aggregate Contract Principal Balance  ("ACPB").. . . . . . . . . . . . . . . . . . . . . . .  $375,000,304.79
                                                                                                                    ---------------
     (b.)   Contract Principal Balance of all Collections allocable to Contracts . . . . . . . . . 15,980,167.42
                                                                                                   -------------
     (c.)   Contract Principal Balance of Charged-Off Contracts .. . . . . . . . . . . . . . . . .    826,480.03
                                                                                                   -------------
     (d.)   Total decline in Principal Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 16,806,647.45
                                                                                                                    ---------------

            Pledges on this Settlement Date
            -------------------------------
     (e.)   Aggregate Contract Principal Balance of all Contracts pledged on this
            Settlement Date in accordance with section 1.03 of the Supplement . . . . . . . . . . . . . . . . . .   $ 16,806,649.50
                                                                                                                    ---------------

     (f.)   Amounts to be on deposited in Additional Property Funding Account as of this Settlement Date . . . . .             0.00
                                                                                                                    ---------------

     (g.)   Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date. . . . . . . .  $375,000,306.84
                                                                                                                    ---------------

            Balances on this Settlement Date after payment on the related Payment Date
            --------------------------------------------------------------------------
     (h.)   Class A Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . . . . .   $331,200,000.00
                                                                                                                    ---------------
            (Class A Note Factor)             1.0000000
                                        ------------------------
     (i1.)                 Class A-1 Principal Balance . . . . . . . . . . . . . . .        $ 72,000,000.00
                                                                                            ---------------
     (i2.)                 Class A-2 Principal Balance . . . . . . . . . . . . . . .        $190,000,000.00
                                                                                            ---------------
     (i3.)                 Class A-3 Principal Balance . . . . . . . . . . . . . . .        $ 23,300,000.00
                                                                                            ---------------
     (i4.)                 Class A-4 Principal Balance . . . . . . . . . . . . . . .        $ 45,900,000.00
                                                                                            ---------------
     (j.)   Class B Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . . . . .   $ 18,938,000.00
                                                                                                                    ---------------
            (Class B Note Factor)             1.0000000
                                        ------------------------
     (k.)   Class C Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . . . . .   $  9,862,000.00
                                                                                                                    ---------------
            (Class C Note Factor)             1.0000000
                                        ------------------------
     (l.)   Class D Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . . . . .   $ 15,000,304.00
                                                                                                                    ---------------
            (Class D Note Factor)             1.0000000
                                        ------------------------

II.  COMPLIANCE RATIOS
     -----------------

     (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts as of the related Calculation Date. . .   $396,764,128.17
                                                                                                                    ---------------
     (b1.)  % of CBR 31 days or more delinquent as of the related Calculation Date  . . . . . . . . . . . . . . .              5.01%
                                                                                                                    ---------------
     (b2.)  Preceeding Month %:                          Jun-98                                      . . . . . . .             5.20%
                                        ------------------------                                                    ---------------
     (b3.)  2nd Preceeding Month %:                      May-98                                      . . . . . . .             5.47%
                                        ------------------------                                                    ---------------
     (b4.)  Three month rolling average % of CBR 31 days or more delinquent . . . . . . . . . . . . . . . . . . .              5.23%
                                                                                                                    ---------------

     (c.)   (Revolving Period Only)
            Does the current month % of CBR which are 31 days or more delinquent exceed 11.5% ?  Y or N. . . . . .         NO
                                                                                                                    ---------------
            (If Yes, then an Amortization Event occurs)

     (d.)   Does the three month rolling average % of CBR which are 31 days or more delinquent exceed 10.5% ? Y or N       NO
                                                                                                                    ---------------
            (If Yes, then an Amortization Event occurs)

     (e1.)  Monthly Net Loss Percentage for the related Collection Period  . . . . . . . . . . . . . . . . . . . .             0.14%
                                                                                                                    ---------------
     (e2.)  Preceeding Month %:                          Jun-98                                      . . . . . . .             0.07%
                                        ------------------------                                                    ---------------
     (e3.)  2nd Preceeding Month %:                      May-98                                      . . . . . . .             0.00%
                                        ------------------------                                                    ---------------
     (e4.)  Three month average % of Monthly Net Loss Percentage . . . . . . . . . . . . . . . . . . . . . . . . .             0.07%
                                                                                                                    ---------------
            (If greater than 3.75%, then an Amortization Event Occurs)

            (Amortization Period Only)
     (f)    Cumulative Net Loss Percentage as of the related Collection Period  . . . . . . . . . . . . . .. . . .        N/A
            Does the Cumulative Net Loss Percentage exceed                                                          ---------------


     (f1.)  4.0 % from the Beginning Period to and including 12th Collection Period ?  Y or N. . . . . . . . . . .        N/A
                                                                                                                    ---------------
     (f2.)  5.5 % from 13th Collection Period to and including 24th Collection Period ? Y or N . . . . . . . . . .        N/A
                                                                                                                    ---------------
     (f3.)  7.0 % from 25th Collection Period and thereafter ? Y or N . . . . . . . .. . . . . . . . . . . . . . .        N/A
            (If Yes to f1 or f2 or f3, then a Residual Event occurs)                                                ---------------



     (g1.)  Residual Realization for the related Collection Period  > 100% (YES/NO). . . . .. . . . . . . . . . .         YES
                                                                                                                    ---------------
     (g2.)  Preceeding Month:                            Jun-98  > 100% (YES/NO). . . . . . . . . . . . . . . . .         YES
                                        ------------------------                                                    ---------------
     (g3.)  2nd Preceeding Month:                        May-98  > 100% (YES/NO). . . . . . . . . . . . . . . . .         YES
                                        ------------------------                                                    ---------------
     (g4.)  Three month rolling average Residual Realization Ratio  > 100% (YES/NO) . . . . . . . . . . . . . . .         YES
            (If less than 100%, then a Residual Event Occurs)                                                       ---------------



III. FLOW OF FUNDS
            The amount of available funds on deposit in the Series 1998-1 Facility Account  . . . . . . . . . . .   $ 18,930,021.53
                                                                                                                    ---------------

        (1) On each Payment Date prior to the Amortization Date
            ---------------------------------------------------

     (a.)   To the Servicer, Nonrecoverable Servicer Advances and other amounts due  . . . . . . .. . . . . . . . . $     27,394.12
                                                                                                                    ---------------
     (b.)   To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary Servicing Income, if any . . .            0.00
                                                                                                                    ---------------

            To Series 1998-1 Noteholders:
            -----------------------------
     (c.)   To Class A, the total Class A Note Interest and Class A Overdue Interest for the related period.. . . . $  1,611,575.83
                                                                                                                    ---------------
                           Interest on Class A-1 Notes . . . . . . . .. . . . . .. . . .. . . . . .    $346,200.00
                                                                                                       -----------
                           Interest on Class A-2 Notes . . . . . . . .. . . . . .. . . .. . . . . .    $921,500.00
                                                                                                       -----------
                           Interest on Class A-3 Notes . . . . . . . .. . . . . .. . . .. . . . . .    $115,140.83
                                                                                                       -----------
                           Interest on Class A-4 Notes . . . . . . . .. . . . . .. . . .. . . . . .    $228,735.00
                                                                                                       -----------
     (d.)   Interest on Class B Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . . . . . .  $     96,268.17
                                                                                                                    ---------------
     (e.)   Interest on Class C Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . . . . . .  $     53,336.98
                                                                                                                    ---------------

     (f.)   Available Funds remaining in Series 1998-1 Facility Account . . . . . . . . . . . . . . . . . . . . . . $ 17,141,446.43
                                                                                                                    ---------------

            From (x) the amount remaining in the Facility Account and . . . . . . . . .. . . . . .  $17,141,446.43
                                                                                                    --------------
            (y) the amount on deposit in the Additional Property Funding Account ("APFA") . . .               0.00
                                                                                                    --------------
            ("Available Additional Property Funding Amount") as follows: . . . . . . . . . . . . . . . . . . . . .  $ 17,141,446.43
                                                                                                                    ---------------

        (A) To the Series Obligors, an amount equal to the least of . . . . . . . . . . . . . . . . . . . . . . .   $ 15,980,167.42
                                                                                                                    ---------------
            (i) the Available Additional Property Funding Amount . . . . . .. . . . . . . . . . .. .$17,141,446.43
                                                                                                    --------------

            (ii) the sum of (a) the excess ACPB as of the second preceding Calc. Date over the ACPB as of the preceding Calc. Date plus (b) . . . . . . . .. . . . . . . . . . . . $15,980,167.42
                                                                                                    --------------
            amount on deposit in the APFA on such payment date and . . . . . . . . . . . . . . .. .           0.00
                                                                                                    --------------
            (Additional Property Funding Requirement)

            (iii) ACPB of all Additional Contracts actually pledged on the Payment Date . . . . . . $16,806,649.50
            and                                                                                     --------------
        (B) To the Additional Property Funding Account, the lesser of                                                         0.00
                                                                                                                    ---------------
            (i) the excess, if any, (x) Additional Property Funding Requirement over . . . . . . . .$15,980,167.42
                                                                                                    --------------
            (y) ACPB of all Additional Contracts actually pledged on the Payment Date . . . . . . . $16,806,649.50
                                                                                                    --------------
            Subtotal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . $  (826,482.08)
                                                                                                    --------------
            and (ii) the remaining Available Additional Property Funding Amount . . . . . . . . . . $ 1,161,279.01
                                                                                                    --------------


     (g1)   Until the Reserve Account Funding Date:
            ---------------------------------------
            To the Reserve Account, the amount equal to the Servicing Fee otherwise payable to ABS . . . . .. . . .
                                                                                                                    ---------------

     (g2)   After the Reserve Account Funding Date:
            ---------------------------------------
            To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any . . . . .. . . . . . .       312,500.25
                                                                                                                    ---------------

     (h)    To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to
            the Required Reserve Amount for such Payment Date . . . . . . . . . . . . . . . . .. . . . . . . . . .             0.00
                                                                                                                    ---------------

     (i)    Upon the occurrence of a Residual Event             the lesser of:
            ---------------------------------------
            (A) the Available Funds remaining on deposit in the Facility Account and . . . . . . .            0.00
                                                                                                  ----------------
            (B) the aggregate amount of Residual Receipts included in Available Funds  . . . . . .            0.00
                                                                                                  ----------------
            To be deposited to the Residual Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
                                                                                                                    ---------------

        (2) On the Payment Date which is also the Amortization Date and each Payment Date thereafter
            ----------------------------------------------------------------------------------------

     (a.)   To the Servicer, Unrecoverable Servicer Advances . . . . . . .. . . . . . . . . .. . . . . . . . . . .        N/A
                                                                                                                    ---------------


     (b.)   To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary Servicing Income, if any . . .       N/A
                                                                                                                    ---------------

            To Series 1998-1 Noteholders:
     (c.)   To Class A, the total Class A Note Interest and Class A Overdue Interest for the related period.. . . .       N/A
                                                                                                                    ---------------
                           Interest on Class A-1 Notes . . . . . . . .. . . . . .. . . .. . . . . .        N/A
                                                                                                    ---------------
                           Interest on Class A-2 Notes . . . . . . . .. . . . . .. . . .. . . . . .        N/A
                                                                                                    ---------------
                           Interest on Class A-3 Notes . . . . . . . .. . . . . .. . . .. . . . . .        N/A
                                                                                                    ---------------
                           Interest on Class A-4 Notes . . . . . . . .. . . . . .. . . .. . . . . .        N/A
                                                                                                    ---------------
     (d.)   Interest on Class B Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . . . . . .        N/A
                                                                                                                    ---------------
     (e.)   Interest on Class C Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . . . . . .        N/A
                                                                                                                    ---------------

     (f.)   To Series 1998-1 Noteholders:
            To Class A, the total Principal Payment and Class A Overdue Principal, if any  . . . . . . . . . . . .        N/A
                                                                                                                    ---------------
                           Principal Payment to Class A-1 Noteholders  . . . . . .. . . . . . . . .         N/A
                                                                                                     --------------
                           Principal Payment to Class A-2 Noteholders  . . . . . .. . . . . . . . .         N/A
                                                                                                     --------------
                           Principal Payment to Class A-3 Noteholders  . . . . . .. . . . . . . . .         N/A
                                                                                                     --------------
                           Principal Payment to Class A-4 Noteholders  . . . . . .. . . . . . . . .         N/A
                                                                                                     --------------
            To Class B for Principal Payment and Overdue Principal, if any . . . . . . . . . . . . . . . . . . . .      N/A
                                                                                                                    ---------------
            To Class C for Principal Payment and Overdue Principal, if any . . . . . . . . . . . . . . . . . . . .      N/A
                                                                                                                    ---------------

     (g)    Overdue Principal (included in the Principal Payments per above, if any):
            To Class A, total for Overdue Principal . . . . . . . . . . . . . . . . .. . . . . . . .        N/A
                                                                                                     --------------
                           Overdue Principal to Class A-1              N/A
                                                                ------------------
                           Overdue Principal to Class A-2              N/A
                                                                ------------------
                           Overdue Principal to Class A-3              N/A
                                                                ------------------
                           Overdue Principal to Class A-4              N/A
                                                                ------------------
            To Class B for Overdue Principal . . . . . . . . . . . . . . . . .. . . . . . . . . . .         N/A
                                                                                                     --------------
            To Class C for Overdue Principal . . . . . . . . . . . . . . . . .. . . . . . . . . . .         N/A
                                                                                                     --------------

     (h1.)  Until the Reserve Account Funding Date:
            To the Reserve Account, the amount equal to the Servicing Fee otherwise payable to ABS . . . . .. . .        N/A
                                                                                                                    ---------------

     (h2.)  After the Reserve Account Funding Date:
            To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any . . . . .. . . . . . .       N/A
                                                                                                                    ---------------

     (i.)   To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to
            the Required Reserve Amount for such Payment Date . . . . . . . . . . . . . . . . .. . . . . . . . . .       N/A
                                                                                                                    ---------------

     (j.)   Upon the occurrence of a Residual Event             the lesser of:
     (j1.)  (A) the Available Funds remaining on deposit in the Facility Account and . . . . . . . .        N/A
                                                                                                     --------------
     (j2.)  (B) the aggregate amount of Residual Receipts included in Available Funds . . . . . . . .       N/A
                                                                                                     --------------
     (j3.)  To be deposited to the Residual Account . . . . . . . . . . ..  .. . . . . . . . . . . . . . . . . . .       N/A
                                                                                                                    ---------------

     (k.)   To Class D Noteholders for Principal Payment . . . . . . . .. . . . . . . . . . . . . . . . . . . . .        N/A
                                                                                                                    ---------------
     (l.)   To Class D Noteholders for Overdue Principal, if any . . .. . . . . . . . . . . . . . . . . . . . . .        N/A
                                                                                                                    ---------------

        (3) To ABS, the Servicing Fee previously due, but deposited to the Reserve Account . . . . .. . . . . . .   $           -
                                                                                                                    ---------------

        (4) To the Series Obligors, as holders of the Residual Interest, any Available Funds remaining on deposit
            in the Facility Account . . . . . . . . . . . . . . .. . . . . . . . . . . . .. . . . . . . . . . . .   $    848,778.75
                                                                                                                    ---------------

IV.  SERVICER ADVANCES

     (a.)   Aggregate amount of Servicer Advances at the beginning of the related Collection Period. . . . . . . .     3,848,480.05
                                                                                                                    ---------------
     (b.)   Servicer Advances reimbursed during the related Collection Period . . . . . . . .  . . . . . . . . . .       122,559.87
                                                                                                                    ---------------
     (c.)   Amount of unreimbursed Servicer Advances to be reimbursed on the
            Settlement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                                                                    ---------------
     (d.)   Servicer Advances made during the related Collection Period . . . . . . . . . . . . . . . . . . . . .   $    235,222.47
                                                                                                                    ---------------
     (e.)   Aggregate amount of Servicer Advances at the end of the Collection
            Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  3,961,142.65
                                                                                                                    ---------------


V.   RESERVE ACCOUNT
     (a.)   Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . . . . . . . .  $ 11,700,000.00
                                                                                                                    ---------------
     (b.)   Amounts used to cover shortfalls, if any,  for the related Collection Period . . . . . . . . . . . . .  $           -
                                                                                                                    ---------------
     (c.)   Amounts transferred from the Facility Account, if applicable. . . . . . . . . . . . . . . . . . . . .   $           -
                                                                                                                    ---------------
     (d.)   Interest earned on Reserve Balance . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . .   $     53,166.73
                                                                                                                    ---------------
     (e.)   Reserve Account Ending Balance before calculating Required Reserve Amount . . . . . . . . . . . . . .   $ 11,753,166.73
                                                                                                                    ---------------

                                                                                                                    ---------------
     (f.)   Required Reserve Amount needed as of the related Collection Period . . . . . . . . . . . . . . . . . .  $ 11,700,000.00
                                                                                                                    ---------------

     (g1.)  If (f) is greater than (e), then amount of shortfall . . . . . . . . . .. . . . . . . . . . . . . . . .            0.00
                                                                                                                    ---------------
     (g2.)  If (e) is greater than (f), then excess amount to be transferred to the Series Obligors . . . . . . . .       53,166.73
                                                                                                                    ---------------

     (h.)   Amounts on deposit as of this Settlement Date (e minus g2). . . . . . . . . . . . . . . . . . . . . . . $ 11,700,000.00
                                                                                                                    ---------------


VI.  RESIDUAL ACCOUNT
---  ----------------
     (a.)   Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . . . . . . . .             0.00
                                                                                                                    ---------------
     (b.)   Amounts transferred from the Facility Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
                                                                                                                    ---------------
     (c.)   Amounts used to cover shortfalls for the related Collection Period . . . .. . . . . . . . . . . . . . .            0.00
                                                                                                                    ---------------
     (d.)   Amount on deposit as of this Settlement Date. . . . . . . . . . . . . .   . . . . . . . . . . . . . . .            0.00
                                                                                                                    ---------------

VII. ADDITIONAL PROPERTY FUNDING ACCOUNT
----------------------------------------
     (a.)   Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . . . . . . . .             0.00
                                                                                                                    ---------------
     (b.)   Amounts transferred from the Facility Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
                                                                                                                    ---------------
     (c.)   Amounts transferred to the Series Obligors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.00
                                                                                                                    ---------------
     (d.)   Amount on deposit as of this Settlement Date. . . . . . . . . . . . . .   . . . . . . . . . . . . . . .            0.00
                                                                                                                    ---------------


VIII.ADVANCE PAYMENTS
---------------------
     (a.)   Beginning aggregate Advance Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  3,146,319.33
                                                                                                                    ---------------
     (b.)   Amount of Advance Payments collected during the related Collection Period . . . . . . . . . . . . . . . $  2,364,023.13
                                                                                                                    ---------------
     (c.)   Investment earnings for the related Collection Period  . . . . . . . . . . . . . . . . . . . . . . . .  $     21,063.83
                                                                                                                    ---------------
     (d.)   Amount of Advance Payments withdrawn for deposit into Facility Account . . . . . . . . . . . . . . . .  $  2,671,671.87
                                                                                                                    ---------------
     (e.)   Ending aggregate Advance Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  2,859,734.42
                                                                                                                    ---------------


    ADVANTA BUSINESS SERVICES  CORP., as Servicer

    By:             /S/ SUSAN McVEIGH
                    ------------------------------
                    SUSAN McVEIGH

    Title:          TREASURER
                    ------------------------------

    Date:           AUGUST 12, 1998
                    ------------------------------